Filed pursuant to 497(k)
File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Pictet International Fund

Supplement dated June 20, 2018 to the Summary Prospectus, dated March 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Pictet International Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective as of August 31, 2018, Swee-Kheng Lee will no longer serve as a portfolio manager of the Fund, and Fabio Paolini and Benjamin Beneche will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective as of August 31, 2018, the section under “Portfolio Management” titled “Portfolio Managers” on page 3 will be deleted and replaced with the following:

Portfolio Managers

Fabio Paolini, CFA

Co-Lead of EAFE Equities at PAM;

Portfolio Manager of the Fund since 04/14.

Benjamin Beneche, CFA

Co-Lead of EAFE Equities at PAM;

Portfolio Manager of the Fund since 04/14.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST495